                                  EXHIBIT 10.24

                       FIFTH AMENDMENT TO REVOLVING CREDIT
                             AND SECURITY AGREEMENT

            THIS FIFTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (the "Agreement") is entered into as of August 14, 2003 by and among Robotic Vision Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

            WHEREAS, the Borrower and PNC entered into a Revolving Credit and Security Agreement dated April 28, 2000 (as has been and may be further amended, the "Loan Agreement"); and

            WHEREAS, the Borrower, PNC, Middlefield Ventures, Inc., Intel Corp. and Pat V. Costa entered into a Subordination, Forbearance and Waiver of Offset Rights Agreement dated April 11, 2003 (as may be further amended, the "Forbearance Agreement"); and

            WHEREAS, the Borrower and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

            NOW, THEREFORE, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follow:

                                    AGREEMENT

            1. ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

            2. MODIFICATION OF LOAN AGREEMENT. The Loan Agreement be and hereby is modified as follows:

                  A. The Termination Date as set forth in Section 13.1 is hereby deleted and replaced with the new Termination Date of August 31, 2003.

                  B. Pursuant to Sub-Section 2.1(a)(vii) of the Loan Agreement,
            the Agent hereby establishes additional reserves in amounts equal to: (i) 50% of past due Receivables collected by NCO Financial Systems, Inc., and (ii) 50% of the proceeds from the sale of any assets.

            3. MODIFICATION OF FORBEARANCE AGREEMENT. The Forbearance Agreement be and hereby is modified as follows:

                  A. Paragraph 23(vi) is hereby deleted and a new paragraph
            23(vi) is substituted to read as follows: "Forbearance Period" shall mean the period commencing on the date hereof and ending on the earlier to occur of August 31, 2003 or the date that any Forbearance Default occurs.

            4. ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

                  A. the Loan Agreement, the Forbearance Agreement and the Other
            Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

                  B. to the best of its knowledge, no default by the Agent or
            Lenders in the performance of their duties under the Loan Agreement, the Forbearance or the Other Documents has occurred;

                  C. all representations and warranties of the Borrower
            contained herein and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date; and except for representations and warranties that are categorized as "Designated Defaults;"

                  D. Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

                  E. this Agreement is a modification of an existing obligation and is not a novation.

            5. PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower shall deliver to the Agent, simultaneously with the execution hereof: (i) Secretary's Certificate of the Borrower containing Resolutions authorizing the execution of this Agreement; (ii) an extension fee in the amount of $12,500 (which is in addition to and not in substitution of the Forbearance Fee as set forth in paragraph 6 of the Fourth Amendment to Revolving Credit and Security Agreement executed on May 30, 2003, which shall remain due and payable on the dates set forth therein); and (iii) Agent's counsel's fees.

            6. ADDITIONAL FORBEARANCE. The Borrower acknowledges that the Lenders have agreed to extend the Termination Date as set forth herein, notwithstanding the fact that the Borrower has failed to comply with the post conditions set forth in paragraph 7 of the Fourth Amendment to Revolving Credit and Security Agreement dated May 30, 2003, and the Borrower further acknowledges the Lenders ability to exercise any and all remedies available to them based upon such failure to comply.

            7. MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state's conflicts of law principles. This Agreement, the Loan Agreement, the Forbearance Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement, the Forbearance Agreement or the Other Documents. This Agreement, the Loan Agreement, the Forbearance Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement, the Forbearance Agreement and any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

            8. DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement and the Forbearance Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement and the Forbearance Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New York.

            IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

                                       ROBOTIC VISION SYSTEMS, INC.

                                       BY: /S/  PAT V. COSTA
                                           -------------------------------------
                                           NAME:  PAT V. COSTA
                                           TITLE: PRESIDENT


                                       PNC BANK, NATIONAL ASSOCIATION

                                       BY: / S/ PATRICK MACCONNELL
                                           -------------------------------------
                                           NAME:  PATRICK MACCONNELL
                                           TITLE: VICE PRESIDENT


                                       3